UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: April 5, 2010

Symyx Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1263 East Arques Avenue, Sunnyvale, CA  94085
(Address of Principal Executive Offices) (Zip Code)

(408) 764-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 5, 2010, Accelrys, Inc. (“Accelrys”) and Symyx Technologies, Inc. (“Symyx”) issued a joint press release announcing that they have entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which Accelrys and Symyx will combine their businesses through a merger of a newly formed, wholly owned subsidiary of Accelrys with and into Symyx.

A copy of the joint press release of Accelrys and Symyx announcing the execution of the Merger Agreement is included herein as Exhibit 99.1 and is incorporated herein by reference.

The information required by Item 1.01 will be filed in a separate Current Report on Form 8-K.

Additional Information and Where to Find It

In connection with the proposed transaction, Accelrys and Symyx plan to file documents with the SEC, including the filing by Accelrys of a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Accelrys and Symyx plan to file with the SEC other documents regarding the proposed transaction. Investors and security holders of Accelrys and Symyx are urged to carefully read the Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Accelrys and Symyx because they will contain important information about the proposed transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov and by contacting Accelrys, Inc. at 10188 Telesis Court, San Diego, California 92121-1761, Attention: Corporate Secretary or Symyx Technologies, Inc. at 1263 East Arques Avenue, Sunnyvale, CA  94085, Attn: Corporate Secretary. Investors and security holders may obtain free copies of the documents filed with the SEC on Accelrys’s website at www.accelrys.com (under the heading “About Accelrys” and then under the heading “Investor Relations” and then under the heading “SEC Filings”) or Symyx’s website at www.Symyx.com (under the tab “Investors” and then under the heading “Financial Information” and then under the heading “SEC Filings,”) or the SEC’s website at www.sec.gov. Symyx, Accelrys  and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Symyx and the stockholders of Accelrys in connection with the transaction.  Information regarding the special interests of these directors and executive officers in the transaction will be included in the joint proxy statement/prospectus described above.  Additional information regarding the directors of Symyx is included in Symyx ’s proxy statement for the 2009 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2009.  Additional information regarding the executive officers of Symyx is included in Symyx ’s Annual Report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on February 26, 2010.  Additional information regarding the directors and executive officers of Accelrys is also included in Accelrys’s proxy statement for its 2009 Annual Meeting of Stockholders, which was filed with the SEC on July 21, 2009.  These documents are available free of charge at the SEC’s website at www.sec.gov and the websites of Symyx and Accelrys as described above.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press Release Announcing Agreement and Plan of Merger and Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symyx Technologies, Inc.
(Registrant)

By:	/s/ Rex S. Jackson
Rex S. Jackson
Chief Financial Officer

Dated:  April 5, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release Announcing Agreement and Plan of Merger.